E X H I B I T   1 0
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                    AMENDMENT NO. ONE TO THE
                      AMENDED AND RESTATED
                  LOAN AND SECURITY AGREEMENT
                    ACTION INDUSTRIES, INC.



     This Amendment No. One To The Amended and Restated Loan And Security Agreement (the "Amendment") is entered into as of the 30th day of October, 1995, by and between ACTION INDUSTRIES, INC., a Pennsylvania corporation ("Borrower"), whose chief executive office is located at 460 Nixon Road, Cheswick, Pennsylvania 15024 and FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, in light of the following facts:

                             FACTS

     FACT ONE: Foothill and Borrower have previously entered into that certain Amended and Restated Loan And Security Agreement, dated October 20, 1995 (the "Agreement").

     FACT TWO: Foothill and Borrower desires to amend the Agreement as provided herein. Terms defined in the Agreement which are used herein shall have the same meanings as set forth in the Agreement, unless otherwise specified.

     NOW, THEREFORE, Foothill and Borrower hereby modify and amend the Agreement as follows:

     1.   Notwithstanding anything to the contrary contained in
Section 2.1(a)(ii)(y) of the Agreement, Borrower's cost of Eligible Inventory shall be three hundred seventy five percent (375%) of the amount of credit availability created by Section 2.1(a)(i) during the months of October 1995, November 1995, and December 1995. Effective January 1, 1996 said percentage shall revert to the original terms of Section 2.1(a)(ii)(y) of the Agreement.

     2.   Notwithstanding anything to the contrary contained in
Section 2.4 of the Agreement, Foothill agrees to provide Borrower a temporary Overadvance facility in the amount of One Million Two Hundred Thousand Dollars ($1,200,000) commencing October 31, 1995, and shall be paid in full on December 22, 1995.

     3. Foothill shall charge Borrower's loan account a fee in the amount of $15,000 upon execution and delivery to Foothill of this Amendment. Said fee shall be fully-earned, non-refundable, and due and payable on the date Borrower's loan account is charged.

     4. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as supplemented, amended and modified, shall remain in full force and effect.

     IN WITNESS WHEREOF, Borrower and Foothill have executed this
Amendment as of the day and year first written above.



FOOTHILL CAPITAL CORPORATION       ACTION INDUSTRIES, INC.
a California corporation           a Pennsylvania corporation


By:  LISA M. GONZALES              By:  KENNETH L. CAMPBELL

Its: Assistant Vice President      Its: Senior Vice President


- ---------------------------------------------------------------

By its acceptance below this 30th day of October, 1995, the undersigned guarantor hereby reaffirms its Continuing Guaranty dated January 20, 1994 and consents to the above-stated terms.


                                   ACTION INVESTMENT COMPANY
                                   a Delaware corporation


                                   By:  KENNETH L. CAMPBELL

                                   Its: Treasurer




__________________________________________________________________



                    AMENDMENT NO. TWO TO THE
                      AMENDED AND RESTATED
                  LOAN AND SECURITY AGREEMENT
                    ACTION INDUSTRIES, INC.



     This Amendment No. Two To The Amended and Restated Loan And Security Agreement (the "Amendment") is entered into as of the 20th day of March, 1996, by and between ACTION INDUSTRIES, INC., a Pennsylvania corporation ("Borrower"), whose chief executive office is located at 460 Nixon Road, Cheswick, Pennsylvania 15024 and FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, in light of the following facts:

                             FACTS

     FACT ONE: Foothill and Borrower have previously entered into that certain Amended and Restated Loan And Security Agreement, dated October 20, 1995 (as amended and supplemented, the "Agreement").

     FACT TWO: Foothill and Borrower desires to amend the Agreement as provided herein. Terms defined in the Agreement which are used herein shall have the same meanings as set forth in the Agreement, unless otherwise specified.

     NOW, THEREFORE, Foothill and Borrower hereby modify and amend the Agreement as follows:

     1.   Notwithstanding anything to the contrary contained in
Section 2.1 of the Agreement, Subsection (a)(ii)(y) regarding Borrower's percentage of Eligible Inventory shall be eliminated during the period of February 1, 1996 through March 31, 1996. Effective April 1, 1996, said Subsection (a)(ii)(y) shall revert to the original terms of the Agreement.

     2. Foothill shall charge Borrower's loan account a fee in the amount of $300.00. Said fee shall be fully-earned, non-refundable, and due and payable on the date Borrower's loan account is charged.

     3. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as supplemented, amended and modified, shall remain in full force and effect.

     IN WITNESS WHEREOF, Borrower and Foothill have executed this
Amendment as of the day and year first written above.



FOOTHILL CAPITAL CORPORATION       ACTION INDUSTRIES, INC.
a California corporation           a Pennsylvania corporation


By:  LISA M. GONZALES              By:  KENNETH L. CAMPBELL

Its: Assistant Vice President      Its: Senior Vice President


- ---------------------------------------------------------------

By its acceptance below this 20th day of March, 1996, the undersigned guarantor hereby reaffirms its Continuing Guaranty dated January 20, 1994 and consents to the above-stated terms.


                                   ACTION INVESTMENT COMPANY
                                   a Delaware corporation


                                   By:  KENNETH L. CAMPBELL

                                   Its: Treasurer